INVESTOR PRESENTATION

NOVEMBER 2015

energy recovery™

FORWARD LOOKING STATEMENT

This presentation contains forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include statements about market trends, possible future revenue growth, and business strategy. These statements represent our current expectations about future events, are based on assumptions, and involve risks and uncertainties.

If the risks or uncertainties occur or the assumptions prove incorrect, then our results may differ materially from those set forth or implied by the forward-looking statements.

These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and other factors that could cause actual results to differ materially. A detailed discussion of these factors and uncertainties is contained in the reports of the Company files with the U.S. Securities and Exchange Commission. We assume no obligation to update any forward-looking statements made in this presentation except as required by law.

CORPORATE OVERVIEW

- NASDAQ: ERII
- Market Cap ~$450M
- IPO in 2008
- Headquartered in San Leandro, CA
- 105+ employees
- Global presence
- Strong Balance Sheet ($100M Cash, No debt)

ABOUT US

- **Who We Are**
  - Energy solutions provider



- **Core Competencies**
  - Fluid dynamics
  - Advanced material science

- **What We Do**
  - Convert wasted pressure energy into reusable asset
  - Preserve or eliminate pumping technology in hostile processing environments



PRODUCT PORTFOLIO


ROI
Turbine
Up-to 70% Efficiency
IsoGen Applications
Gas Processing
Pipelines
Pressure Exchanger
Up-to 98% Efficiency
Fracing: VorTeq™
Desal: PX
Turbo Charger
Up-to 75% Efficiency
IsoBoost Applications
Gas Processing
Ammonia
Efficiency

$4 BILLION GLOBAL RECURRING MARKETS

WATER

Desal

$50M

O&G

Gas Processing

$369M

Pipelines

$936M

Hydraulic Fracturing

$1.4B

CHEMICALS

Ammonia

$838M

Urea

$364M

KEY MILESTONES & PERFORMANCE

- **Recent Key Developments**
  - CEO Transition (Joel Gay appointed CEO in April 2015)
  - Management reconstituted (CFO and VP of Strategy joined in June 2015)
  - Strategy Reloaded – Bias towards execution (March 2015)
  - Liberty Field Trial Commencement of VorTeq™ for Hydraulic Fracturing (April 2015)
  - 15-year deal with Schlumberger Technology Corp. to provide exclusive rights to VorTeq™ hydraulic pumping system (October 2015)
- **YTD Performance**
  - Energy Recovery (ERII) shares are up 47%* year-to-date
    - ✓ S&P Energy Select Sector Index: down -14.7%
    - ✓ S&P 500 Index: up 0.8%
    - ✓ Russell 2000 Index: down 2.2%
  - Energy Recovery has outperformed major equity indices on average by 52% year-to-date

* Data as of market close 11/11/2015

SIGNED 15-YEAR LICENSE AGREEMENT WITH SCHLUMBERGER

- **Agreement provides exclusive rights to ERI's VorTeq™ Hydraulic Pumping System**
  - Commercializes the VorTeq™ technology with one of the industry's most respected oil-field services companies
- **Highlights**
  - 2015: Schlumberger paid an upfront $75M exclusivity fee
  - 2016: Schlumberger will pay two separate $25M milestone payments (for a total of $50M) subject to certain KPI's
  - 2017 – 2030
    - ✓ Annual royalties of $1.5M per VorTeq
    - ✓ $80 -$200M in steady-state royalty income subject to satisfying KPI's
  - Minimum adoption curves
    - ✓ Existing pumping model – beginning in 2017, 100% penetration by 2022
    - ✓ New pumping model – beginning in 2020, 100% penetration by 2025
  - Royalty payments on a "take or pay" basis

Emerging Markets
Hydraulic Fracturing



PAIN POINT

Pump Failures are the #1 Operational Challenge Faced by the Industry

Abrasive and Highly Viscous Frac Fluid

- High Pump Maintenance Costs
- Sporadic and Excessive Downtime (Pump Failures)
- High Levels of Redundancy (Mitigate Pump Failures)

The Mechanical Equivalent of Adding Sand to Your Car's Engine

OUR SOLUTION

Possibly the Most Disruptive Product Ever Developed by ERI


VorTeq
PURE GRIT
VorTeq

energy recovery™

VORTEQ INTEGRATION

Status Quo


SAND TANK
WATER TANK
CHEMICAL TANK
MISSILE
BLENDER

With VorTeq


WATER TANK
SAND TANK
CHEMICAL TANK
LP CLEAN WATER OUT
LP FRAC FLUID IN
HIGH PRESSURE PUMP FLEET
HP CLEAN WATER IN
VorTeq™
HP FRAC FLUID OUT
DOWNHOLE

VALUE PROPOSITION – 3 ORDERS OF VALUE CREATION


1
2
3

Reduced Maintenance:
$1 – 2M p/yr p/fleet

Decreased Pump Redundancy / Lower CAPEX:
$1 – 2M p/yr p/fleet

Pumping Paradigm Shift:
$8 - $12M p/yr p/fleet OR $4.00 to $5.00 p/BOE

1ST ORDER VALUE PROP - REDUCED MAINTENANCE COST

Status-Quo

Pump Maintenance
$4.1M

VorTeq Optimized

Cost Savings
$1.1M

VorTeq Royalty
$1.5M

Pump Maintenance
$1.5M

Fleet Impact Per Year

(Based on 2,000 pumping hours p/yr)

2ND ORDER VALUE PROP - REDUCED REDUNDANCY

2

Decreased Pump Redundancy / Lower CAPEX

Avg # of Redundant Pumps p/fleet: **4**

Avg. Cost p/Pump: **$1.5M**

Eliminate Future CAPEX and Maintenance:
$3M

Eliminate Opportunity Cost of Idle Capacity:
$10 – 14M p/Yr
Revenue Generation

Pumpers will be able to decrease redundancy by at least 50%

3RD ORDER VALUE PROP - PARADIGM SHIFT

Status Quo Pumping Model with 15-20 PD Pumps



1. Migrate to a More Efficient and Cost Effective Pumping Model
2. Dramatically Decrease Operational Footprint
3. Streamline Process

VorTeq™

$8-12M Savings/Fleet

$4-5 Savings/Barrel



Novel Pumping Model with 3-4 PD Pumps

energy recovery™

SPEED & AGILITY – CONCEPT TO COMMERCIALIZATION


$2.5M
Test Loop
Installation
VorTeq
Gen-1
Fabricated
Agreement
Execution
Field
Service
Planning
Deployment
within SLB's
fleet
Feb '14
Dec '14
Oct '15
2016
Aug '13
July '14
Q1 '15
Q4 '15
2017+
Original
VorTeq
Concept
Invented
Liberty
Oilfield
Services
Agreement
Gen-2
Developed &
Field Trails
end
Milestone 1
Milestone 2
Development
Field Testing
Commercialization

STRATEGIC SIGNIFICANCE

- **Innovation**
  - ERI develops disruptive technologies for value-rich industries; first in desalination, now in hydraulic fracturing
- **Validation**
  - Recent deal with Schlumberger Technology, the global leader in oilfield technology, verifies Company's ability to create markets in varied industries
- **Value Creation**
  - Explosive value proposition, applicable to virtually any segment of the global pumping market – Pressure Exchanger is ubiquitous


VorTeq
PURE GRIT
VorTeq


Desalination

DESALINATION - OUR FIRST DISRUPTIVE TECHNOLOGY

- **The "PX Pressure Exchanger"**
  - 16,000 PX Devices Installed Worldwide
  - 3-Month Payback
  - 25-year Life with No Maintenance
  - Dominant Global Market Share
  - 60%+ Gross Margins
- **Compelling Short and Long Term Market Opportunity**
  - Global Water Demand / Supply Gap




energy
recovery

"So disruptive, it's almost too good to be true."

energy recovery

DESALINATION WITH PX PRESSURE EXCHANGER


MEMBRANES
HIGH PRESSURE PUMP
CIRCULATION PUMP
PX DEVICE/ARRAY





Emerging Markets

Gas Processing, Ammonia, Pipelines

PAIN POINTS

Downtime is Costly

Excessive Redundancy & Maintenance

High Energy Consumption

Common Denominator: Pumps

OUR SOLUTION – GAS PROCESSING

Status Quo



Sweet gas
Lean amine
Contactor
High pressure pump
High pressure pump
High pressure pump
Sour gas
Rich amine
Letdown valve
Heat exchanger
To regenerator
From regenerator

With IsoBoost



Sweet gas
Lean amine
Contactor
Reduced size
high pressure pump
Sour gas
IsoBoost™
System
To regenerator
Rich amine
Heat exchanger
From regenerator

energy recovery™

OUR SOLUTION – AMMONIA

Status Quo


TREATED SYNGAS
CO_2 PRODUCT
LEAN SOLVENT
ABSORBER
HIGH PRESSURE PUMP
REGENERATOR
FEED SYNGAS
RICH SOLVENT
LETDOWN VALVE
FLASH TANK*
HEAT EXCHANGER
* AS APPLICABLE

With IsoBoost


TREATED SYNGAS
CO_2 PRODUCT
LEAN SOLVENT
ABSORBER
LESS PUMPING REQUIRED
REGENERATOR
FEED SYNGAS
IsoBoost™ System
RICH SOLVENT
FLASH TANK*
HEAT EXCHANGER
* AS APPLICABLE

THE SOLUTION - PIPELINES

Status Quo


LOST ENERGY
LOST ENERGY
LOST ENERGY
Mountains
Pumping station
Terminal or refinery

Vertical Pipelines Must be Depressurized

With IsoGen


IsoGen
IsoGen
Pumping station
Terminal or refinery

Pressure Generating Power

energy recovery™

$4 BILLION GLOBAL RECURRING MARKETS

WATER

Desal
$50M

O&G

Gas Processing
$369M

Pipelines
$936M

Hydraulic Fracturing
$1.4B

CHEMICALS

Ammonia
$838M

Urea
$364M